UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2018 (May 14, 2018)

STELLAR ACQUISITION III INC.

(Exact name of registrant as specified in its charter)

Republic of Marshall Islands	001-37862	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

90 Kifissias Avenue, Maroussi Athens, Greece	15125
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   +30 210 876-4858

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 14, 2018, Stellar Acquisition III Inc. (the “Company”) issued a press release (the “Press Release”) announcing, with respect to its special meeting of stockholders being held on May 22, 2018, that the Company is shortening the extended date by which the Company has to complete its initial business combination from November 26, 2018 to August 24, 2018 (the “Extension”). In addition, the Company announced that it has been advised by Astra Maritime Corp., Dominium Investments Inc., Magellan Investments Corp. and Firmus Investments Inc. (collectively, the “Sponsor”), that the Sponsor has agreed to increase the amount being loaned to the Company from $0.02 to $0.035 per month for each public share that is not redeemed by its shareholders (the “Contribution).

A copy of the Press Release issued by the Company is attached as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Additional Information

The Company has filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement in connection with the Extension and other matters and, beginning on May 4, 2018, mailed the definitive proxy statement and other relevant documents to the Company’s shareholders as of the April 30, 2018 record date for the special meeting. The Company’s shareholders and other interested persons are advised to read the definitive proxy statement and any other relevant documents (including the supplement to the definitive proxy statement, dated May 11, 2018) that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the special meeting because these documents will contain important information about the Company, the Contribution, the Extension and related matters. Stockholders may also obtain a free copy of the definitive proxy statement, as well as other relevant documents that have been or will be filed with the SEC (including the supplement to the definitive proxy statement, dated May 11, 2018), without charge, at the SEC's website located at www.sec.gov or by directing a request to Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitations of proxies from the Company’s shareholders in respect of the Extension and the other matters set forth in the definitive proxy statement. Information regarding the Company’s directors and executive officers and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Company’s definitive proxy statement for the Extension, which has been filed with the SEC.

Forward-Looking Statements

This Current Report on Form 8-K may include forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that the Company expects or anticipates will or may occur in the future are forward-looking statements and are identified with, but not limited to, words such as “may,” “believe” and “expect.” These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. Actual results may differ materially from those expressed herein due to many factors such as, but not limited to, the ability of the Company to obtain shareholder approval for the Extension and related matters, the ability of the Sponsor to make the Contribution, the ability of the Company to consummate an initial business combination, and the risks identified in the Company’s prior and future filings with the SEC (available at www.sec.gov), including the Company's definitive proxy statement filed in connection with the Extension (and the supplement to the definitive proxy statement, dated May 3, 2018) and the Company’s Annual Reports on Form 10-K, as amended, and Quarterly Reports on Form 10-Q. These statements speak only as of the date they are made and the Company undertakes no obligation to update any forward-looking statements contained herein to reflect events or circumstances which arise after the date of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated May 14, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2018	STELLAR ACQUISITION III INC.

	By:	/s/ Prokopios (Akis) Tsirigakis
	Name:	Prokopios (Akis) Tsirigakis
	Title:	Co-Chief Executive Officer

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